UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2017

LIVEXLIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-167219	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, California 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

Loton, Corp

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry into a Material Definitive Agreement.

Pursuant to the Agreement and Plan of Merger (“Merger Agreement”), dated as of July 20, 2017, by and between, Loton, Corp, a Nevada corporation (“Loton”), and LiveXLive Media, Inc., a Delaware corporation and wholly-owned subsidiary of Loton (“LiveXLive Media”), effective as of August 2, 2017, Loton merged with and into LiveXLive Media, with LiveXLive Media being the surviving entity (the “Reincorporation Merger”). The Reincorporation Merger was consummated to complete Loton’s reincorporation from the State of Nevada to the State of Delaware. The Merger Agreement, the Reincorporation Merger and the Certificate of Incorporation and Bylaws of LiveXLive Media were duly approved by the written consent of stockholders of Loton owning at least a majority of the outstanding shares of Loton’s common stock, par value $0.001 per share (the “Loton Common Stock”), dated July 16, 2017.

Pursuant to the terms of the Merger Agreement, as of the effective time of the Reincorporation Merger,

•	Loton ceased to exist as a separate entity, with LiveXLive Media being the surviving entity (in such capacity the “Surviving Corporation” and, together with Loton as the context may require, “LiveXLive,” “we,” “our” or “us”);
•	our domicile changed from the State of Nevada to the State of Delaware;
•	our corporate name changed from “Loton, Corp” to “LiveXLive Media, Inc.”;
•	we are now governed by the laws of the State of Delaware and by LiveXLive’s Certificate of Incorporation and Bylaws;
•	each share of Loton Common Stock, issued and outstanding immediately before August 2, 2017 by virtue of the Merger and without any action on the part of the holder thereof, was converted into and became one validly issued, fully paid and nonassessable share of the Surviving Corporation’s common stock, $0.001 par value per share (“LiveXLive Common Stock”);
•	each outstanding equity interest in Loton that had been issued prior to the effective time of the Reincorporation Merger was cancelled;
•	Loton’s existing executive officers and directors became the executive officers and directors of LiveXLive; and
•	LiveXLive succeeded to the ownership of all of Loton’s assets and has the rights, power and privileges and assumed all of Loton’s obligations.

The Reincorporation Merger did not alter any holder’s equity interest in us and our stockholders are not required to exchange their existing stock certificates, which now represent an equal number of shares of LiveXLive Common Stock. In connection with the Reincorporation Merger, the number of authorized shares of preferred stock, $0.001 par value per share, was increased from one million to ten million.

The Reincorporation Merger did not result in any change in our headquarters, business, jobs, management, location of any officers or facilities, number of employees, federal tax identification number, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation Merger, which are not material). Management, including all directors and officers, remain the same immediately after the Reincorporation Merger. There were no changes in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation Merger.

The common stock of LiveXLive, as the Surviving Corporation, will continue to trade on the OTC Pink marketplace under the trading symbol “LIVX”.

Copies of the Certificate of Incorporation and Bylaws of LiveXLive are filed as Exhibits 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference herein.

The foregoing description of the Merger Agreement is intended to be a summary and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 2.1 to this Current Report and incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

As a result of the Reincorporation Merger disclosed under Item 1.01 above, each outstanding share of Loton Common Stock was automatically converted into one share of LiveXLive Common Stock. Each outstanding certificate representing Loton Common Stock is now deemed, without any action by the stockholder, to represent the same number of shares of LiveXLive Common Stock. Stockholders do not need to exchange their stock certificates as a result of the Reincorporation Merger.

The CUSIP number for the common stock of the Surviving Corporation is 53839L 109. LiveXLive Common Stock will continue to trade on the OTC Pink marketplace under the trading symbol “LIVX”.

Prior to the effective time of the Reincorporation Merger, our corporate affairs were governed by the corporate laws of Nevada. The rights of our stockholders were subject to Loton’s Articles of Incorporation and its Bylaws. As a result of the Reincorporation Merger, holders of Loton Common Stock are now holders of LiveXLive Common Stock, and their rights as holders are governed by the General Corporation Law of the State of Delaware (the “DGCL”) and the Certificate of Incorporation and Bylaws of LiveXLive, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Delaware corporate law will now be applicable in the determination of the rights of our stockholders. Please see the discussion entitled Summary of Significant Changes Caused by the Reincorporation Merger filed as Exhibit 99.1 to this Current Report and incorporated by reference herein for a summary of all of the material terms of our new charter documents and laws of Nevada as they formerly applied, and the laws of Delaware as they now apply to, to our stockholders’ rights.

The foregoing description of the Reincorporation Merger is intended to be a summary and is qualified in its entirety by reference to the information disclosed under Item 1.01 above and the exhibits filed as part of this Current Report, all of which are incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in Item 1.01 above, effective August 2, 2017, we reincorporated from Nevada to Delaware pursuant to the terms of the Merger Agreement. As of that date, the rights of our stockholders are governed by the DGCL, and by the Certificate of Incorporation and Bylaws of LiveXLive adopted pursuant to the Merger Agreement. Our Certificate of Incorporation and Bylaws governing us following the Reincorporation Merger are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated by reference herein. Certain rights of our stockholders were changed as a result of the change in state of incorporation and the adoption of the Certificate of Incorporation and Bylaws of LiveXLive.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information in Item 1.01 above regarding the approval of the Merger Agreement, the Reincorporation Merger and the Certificate of Incorporation and Bylaws of LiveXLive by written consent of Loton’s stockholders is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 20, 2017, by and between, Loton, Corp, a Nevada corporation, and LiveXLive Media, Inc., a Delaware corporation and wholly-owned subsidiary of Loton, Corp.
3.1*	Certificate of Incorporation of LiveXLive Media, Inc.
3.2*	Bylaws of LiveXLive Media, Inc.
99.1*	Summary of Significant Changes Caused by the Reincorporation Merger.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEXLIVE MEDIA, INC.

/s/ Robert S. Ellin
Name: Robert S. Ellin
Title: Executive Chairman and President

Dated: August 8, 2017

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